U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 10, 2002


                        Commission File Number: 001-13217

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                    -----------------------------------------
        (Exact name of small business issuer as specified in its charter)

            Florida                                            91-1796903
 ------------------------------                           ---------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               4901 Vineland Road
                                    Suite 150
                             Orlando, Florida 32811
                             ----------------------
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number: (407) 648-4444

                             400 West Church Street
                             Orlando, Florida 32801
                             ----------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Information

     As of March 31, 2002 the NFL failed to exercise their option to purchase up to 49% equity interest in the Arena Football League (AFL). Although certain NFL team owners continue to seek AFL memberships, the NFL no longer holds an option to purchase an equity interest in the AFL.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Orlando Predators Entertainment, Inc.
                                             (Registrant)

                                 By: /s/ John H. Pearce
                                     -------------------------------------------
                                         John H. Pearce, Chief Financial Officer

Dated:  April 10, 2002